UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
January 23, 2025
Date of Report (Date of Earliest Event Reported)
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Harte Hanks, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-7120	74-1677284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1 Executive Drive, Suite 303
Chelmsford, MA 01824
(512) 434-1100
(Address of principal executive offices and Registrant’s telephone number, including area code)
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HHS	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Chief Executive Officer Departure and appointment of Interim Chief Operating Officer
Harte Hanks, Inc. (the “Company”) announced today a transition in the position of Chief Executive Officer, with Kirk Davis departing the Company effective as of February 14, 2025, with the Board of Directors (the “Board”) appointing David Fisher to serve as the Interim Chief Operating Officer, effective as of this date, until a successor CEO can be retained. The Company is in the process of engaging a leading executive search firm to actively assist in identifying Harte Hanks next CEO. Mr. Davis is departing Harte Hanks voluntarily, for personal reasons, and there are no disagreements between Mr. Davis and the Company as Mr. Davis’s tenure with Harte Hanks ends.
Mr. Fisher, age 50, has been engaged by Harte Hanks as both a consultant and as an employee for a period of more than 18 months, and at the time of his appointment as Interim Chief Operating Officer of the Company, was serving as the Chief Transformation Officer (CTO). In his role as CTO, Mr. Fisher led several operational transformation and modernization initiatives at Harte Hanks, in all segments of the business. Mr. Fisher also has considerable expertise in strategic initiatives, cost transformation, financial planning and analysis, accounting, strategic sourcing, procurement, and risk management. Mr. Fisher previously joined Harte Hanks from Tribune Publishing, where he served as the Senior Vice President and Chief Procurement Officer. Previously while at the Tribune, Mr. Fisher also served in roles as a SVP of Corporate Finance and Planning, and a VP of Corporate Development. Prior to his time at Tribune Publishing, Mr. Fisher served as SVP of Finance for Source Interlink, and was an Assurance Manager for BDO USA, LLP. Mr. Fisher has a bachelor’s degree in accounting/ business management from the Wisconsin School of Business and is a certified public accountant (CPA). Mr. Fisher currently lives with his wife and children in the greater Chicago, Illinois area. There is no arrangement or understanding between Mr. Fisher and any other person pursuant to which Mr. Fisher was selected as an officer, and Mr. Fisher does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There is no family relationship between Mr. Fisher and any director or executive officer of the registrant.
Employment Agreement with David Fisher
In connection with his appointment as Interim Chief Operating Officer, the Company and Mr. Fisher entered into an employment agreement (the “Employment Agreement”), effective as of January 27, 2025. Pursuant to the Employment Agreement, Mr. Fisher will receive an annual base salary of $375,000 and a target annual bonus opportunity equal to 100% of his base salary. Mr. Fisher will also receive an additional equity grant consisting of an option award which will entitle him to buy an additional 32,400 shares of the Company’s common stock, which will vest in three equal installments on each of the first three anniversaries of January 27th, 2025, at a strike price of the close of the Company’s stock on January 27th, 2025, subject to Mr. Fisher’s continued employment with the Company. Separate from the above equity award, Mr. Fisher retains his equity award granted on January 29, 2024, totaling 32,300 shares, at a strike price of $7.79 per share, which vests in three equal installments on each of the first three anniversaries of January 29th, 2024, subject to his continued employment with the Company.
In the event that Mr. Fisher’ employment is terminated by the Company without “cause” or if Mr. Fisher resigns for “good reason,” the Company will provide Mr. Fisher with the following severance payments and benefits: 12 months’ of continued base salary payments, payable over 12 months. Mr. Fisher’ receipt of the foregoing payments and benefits would be subject to his execution of an effective release of claims against the Company and certain of its affiliates. Subject to any limitations under applicable law, Mr. Fisher will be required to continue to comply with confidentiality, non-solicitation and non-competition obligations in order to continue to receive these severance benefits.
The foregoing description is qualified by reference to the full text of the Employment Agreement. A copy of the Employment Agreement is filed as Exhibit 10.1 attached hereto and is incorporated herein by reference in its entirety into this Item 5.02.
Separation Arrangement with Kirk Davis
In connection with Mr. Davis’s voluntary departure from the Company, the Company is not required to pay Mr. Davis severance in any form, and Mr. Davis’s unvested stock options that were included within Mr. Davis’s employment agreement dated June 14th, 2023, will expire on his departure. Mr. Davis will remain eligible to exercise 80,000 option shares at a strike price of $5.59 per share within the 90-day period following his separation of employment from the Company, otherwise such options shall expire at that time.
Item 7.01 Regulation FD Disclosure.
A copy of the press release announcing the foregoing events is furnished herewith as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

Item 8.01 Other Events.
N/A
Cautionary Note Regarding Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the United States Securities and Exchange Commission (the “SEC”). It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, if any. These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No	Description
10.1	Employment Agreement between the Company and David Fisher, effective as of January 27th, 2025.
99.1	Press Release of the Company dated January 28, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTE HANKS, INC.

Date: January 28, 2025	By:	/s/ Robert Wyman
Robert Wyman General Counsel